Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Consolidation and Basis of Presentation. The Consolidated Financial Statements include the accounts of wholly owned subsidiaries after the elimination of intercompany accounts and transactions.
Reclassifications. Certain prior period amounts have been reclassified to conform to the current period presentation. Additionally, as further discussed below under the heading “Recent Accounting Pronouncements Adopted or Otherwise Effective as of December 31, 2017,” the Company adopted Accounting Standards Update (ASU) No. 2016-09 “Compensation - Stock Compensation” (ASU 2016-09), ASU No. 2016-15 “Classification of Certain Cash Receipts and Cash Payments” (ASU 2016-15) and ASU No. 2016-18 “Statement of Cash Flows (Topic 230) - Restricted Cash” (ASU 2016-18) during 2017. The table below presents the effects of these ASUs on the Company’s Consolidated Statements of Cash Flows for each of the years ended December 31, 2016 and 2015 (in thousands):

	Prior to Adoption	Impact of Adoption of:			Subsequent to Adoption
		ASU 2016-09	ASU 2016-15	ASU 2016-18
For the year ended December 31, 2016:
Net cash provided by operating activities	$524,439	$3,204	$—	$500	$528,143
Net cash provided by (used in) investing activities	125,861	—	—	(303,413)	(177,552)
Net cash used in financing activities	(393,982)	(3,204)	—	—	(397,186)
Effect of foreign exchange rate	328	—	—	108	436
Movement in cash held for sale	(11,744)	—	—	—	(11,744)
Net change (1)	$244,902	$—	$—	$(302,805)	$(57,903)
Beginning-of-period balance (2)	272,348	—	—	590,735	863,083
End-of-period balance (2)	$517,250	$—	$—	$287,930	$805,180
For the year ended December 31, 2015:
Net cash provided by operating activities	$62,026	$21,979	$31,496	$3,000	$118,501
Net cash used in investing activities	(6,244,770)	—	—	61,006	(6,183,764)
Net cash provided by financing activities	6,055,467	(21,979)	(31,496)	—	6,001,992
Effect of foreign exchange rate	(7,068)	—	—	(4,201)	(11,269)
Movement in cash held for sale	997	—	—	—	997
Net change (1)	$(133,348)	$—	$—	$59,805	$(73,543)
Beginning-of-period balance (2)	405,696	—	—	530,930	936,626
End-of-period balance (2)	$272,348	$—	$—	$590,735	$863,083
__________

(1)
This line refers to the “Net increase (decrease) in cash and cash equivalents” prior to the adoption of ASU 2016-18 and the “Net increase (decrease) in cash, cash equivalents, restricted cash and restricted cash equivalents” after the adoption.

(2)
These lines refer to the beginning or end of period amounts of “Cash and cash equivalents” prior to the adoption of ASU 2016-18 and the beginning or end of periods amounts of “Cash, cash equivalents, restricted cash and restricted cash equivalents” after the adoption.

The adoption of ASU 2016-09 and ASU 2016-15 did not affect the Company’s Consolidated Statement of Cash Flows for the year ended December 31, 2017. The primary impact of adopting ASU 2016-18 on the Company’s 2017 Consolidated Statement of Cash Flows was to exclude the cash flow effect of $36.2 million of net increases in restricted cash and cash equivalents from net cash provided by investing activities for the year ended December 31, 2017.
Use of Estimates. The preparation of our Consolidated Financial Statements in conformity with GAAP requires us to make estimates and assumptions that affect the amounts and disclosures in our Consolidated Financial Statements, including the notes thereto, and elsewhere in this report. For example, we are required to make significant estimates and assumptions related to revenue recognition, including sales deductions, financial instruments, long-lived assets, goodwill, other intangibles, income taxes, contingencies and share-based compensation, among others. Some of these estimates can be subjective and complex. Although we believe that our estimates and assumptions are reasonable, there may be other reasonable estimates or assumptions that differ significantly from ours. Further, our estimates and assumptions are based upon information available at the time they were made. Actual results may differ significantly from our estimates.
We regularly evaluate our estimates and assumptions using historical experience and other factors, including the economic environment. As future events and their effects cannot be determined with precision, our estimates and assumptions may prove to be incomplete or inaccurate, or unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions. Market conditions, such as illiquid credit markets, volatile equity markets, dramatic fluctuations in foreign currency rates and economic downturn, can increase the uncertainty already inherent in our estimates and assumptions. We also are subject to other risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in the healthcare environment, competition, litigation, legislation and regulations. We adjust our estimates and assumptions when facts and circumstances indicate the need for change. Those changes generally will be reflected in our Consolidated Financial Statements on a prospective basis.
Customer, Product and Supplier Concentration. We primarily sell our generic and branded pharmaceuticals to wholesalers, retail drug store chains, supermarket chains, mass merchandisers, distributors, mail order accounts, hospitals and government agencies. Our wholesalers and distributors purchase products from us and, in turn, supply products to retail drug store chains, independent pharmacies and managed health care organizations. Customers in the managed health care market include health maintenance organizations, nursing homes, hospitals, clinics, pharmacy benefit management companies and mail order customers. Total revenues from direct customers that accounted for 10% or more of our total consolidated revenues during the years ended December 31, 2017, 2016 and 2015 are as follows:

	2017	2016	2015
Cardinal Health, Inc.	25%	26%	21%
McKesson Corporation	25%	27%	31%
AmerisourceBergen Corporation	25%	25%	23%

Revenues from these customers are included within each of our segments.
VASOSTRICT® accounted for 12% of our 2017 total revenues. No other products accounted for 10% or more of our total revenues during the years ended December 31, 2017, 2016 or 2015.
We have agreements with certain third parties for the manufacture, supply and processing of certain of our existing pharmaceutical products. See Note 14. Commitments and Contingencies for information on material manufacturing, supply and other service agreements.
We are subject to risks and uncertainties associated with these concentrations that could have a material adverse effect on our financial position and results of operations in future periods, including in the near term.
Revenue Recognition. Our revenue consists almost entirely of sales of our pharmaceutical products to customers, whereby we ship product to a customer pursuant to a purchase order, which typically corresponds and/or makes reference to a master agreement with that customer, and invoice the customer upon shipment. For sales such as these, we recognize revenue when title and risk of loss has passed to the customer, which is typically upon delivery to the customer, when estimated provisions for revenue reserves are reasonably determinable and when collectability is reasonably confirmed. The amount of revenue we recognize is equal to the selling price, adjusted for our estimates of a number of significant sales deductions, which are further described below.
Revenue from the launch of a new or significantly unique product may be deferred until such time that the product has achieved market acceptance. For these products, revenue is typically recognized based on dispensed prescription data and other information obtained prior to and during the period following launch.
Sales Deductions. When we recognize revenue from the sale of our products, we simultaneously record an adjustment to revenue for estimated chargebacks, rebates, sales incentives and allowances, DSA and other fees for services, returns and allowances. These sales deductions are estimated based on historical experience, estimated future trends, estimated customer inventory levels, current contract sales terms with our direct and indirect customers and other competitive factors. We subsequently review our provisions for our various sales deductions based on new or revised information that becomes available to us and make revisions to our estimates if and when appropriate. If the assumptions we used to calculate our provisions for sales deductions do not appropriately reflect future activity, our financial position, results of operations and cash flows could be materially impacted.
Research and Development (R&D). Expenditures for research and development are expensed as incurred. Total R&D expenses include the costs of discovery research, preclinical development, early- and late-clinical development and drug formulation, clinical trials, medical support of marketed products, upfront, milestone and other payments under third-party collaborations and contracts and other costs. R&D spending also includes enterprise-wide costs which support our overall R&D infrastructure. Property, plant and equipment that are acquired or constructed for research and development activities and that have alternate future uses are capitalized and depreciated over their estimated useful lives on a straight-line basis. Contractual upfront and milestone payments made to third parties are generally: (i) expensed as incurred up to the point of regulatory approval and (ii) capitalized and amortized over the related product’s remaining useful life subsequent to regulatory approval. Amounts capitalized for such payments are included in Other intangibles, net in the Consolidated Balance Sheets.
Cash and Cash Equivalents. The Company considers all highly liquid money market instruments with an original maturity of three months or less when purchased to be cash equivalents. At December 31, 2017, cash equivalents were deposited in financial institutions and consisted of immediately available fund balances and time deposits. The Company maintains its cash deposits and cash equivalents with financial institutions it believes to be well-known and stable.
Restricted Cash and Cash Equivalents. Cash and cash equivalents that are restricted as to withdrawal or use under the terms of certain contractual agreements are excluded from Cash and cash equivalents in the Consolidated Balance Sheets. For additional information see Note 7. Fair Value Measurements.
Marketable Securities. The Company has equity securities, which consist of investments in the stock of publicly traded companies. For additional information see Note 7. Fair Value Measurements.
Accounts Receivable. Accounts receivable are stated at their net realizable value. The allowance for doubtful accounts against gross accounts receivable reflects the best estimate of probable losses inherent in the receivables portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other currently available information. In addition, accounts receivable is reduced by certain sales deduction reserves where we have the right of offset with the customer.
Concentrations of Credit Risk. Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash equivalents, restricted cash equivalents, marketable debt securities and accounts receivable. We invest our excess cash in high-quality, liquid money market instruments and time deposits maintained by major banks and financial institutions. We have not experienced any losses on our cash equivalents.
We perform ongoing credit evaluations of our customers and generally do not require collateral. We have no history of significant losses from uncollectible accounts. Approximately 89% and 84% of our gross trade accounts receivable balances represent amounts due from three customers (Cardinal Health, Inc., McKesson Corporation and AmerisourceBergen Corporation) at December 31, 2017 and 2016, respectively.
We do not expect our current or future exposures to credit risk to have a significant impact on our operations. However, there can be no assurance that any of these risks will not have an adverse effect on our business.
Inventories. Inventories consist of raw materials, work-in-process and finished goods. Inventory that is in excess of the amount expected to be sold within one year is classified as long-term inventory and is recorded in Other assets in the Consolidated Balance Sheets. The Company capitalizes inventory costs associated with certain generic products prior to regulatory approval and product launch when it is reasonably certain, based on management’s judgment of future commercial use and net realizable value, that the pre-launch inventories will be saleable. The determination to capitalize is made on a product-by-product basis once: (i) the Company (or its third party development partners) has filed an ANDA that has been acknowledged by the FDA as containing sufficient information to allow the FDA to conduct its review in an efficient and timely manner and (ii) management is reasonably certain that all regulatory and legal requirements will be cleared. The Company could be required to write down previously capitalized costs related to pre-launch inventories upon a change in such judgment, a denial or delay of approval by regulatory bodies, a delay in commercialization or other potential factors. Our inventories are stated at the lower of cost or net realizable value. Cost is determined by the first-in, first-out method and includes materials, direct labor and an allocation of overhead. Net realizable value is determined by the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. When necessary, we write-down inventories to net realizable value based on forecasted demand and market and regulatory conditions, which may differ from actual results.
Property, Plant and Equipment. Property, plant and equipment is generally stated at cost less accumulated depreciation. Major improvements are capitalized, while routine maintenance and repairs are expensed as incurred. Costs incurred during the construction or development of property plant and equipment are capitalized as assets under construction. Once an asset has been put into service, depreciation expense is taken over the estimated useful life of the related assets or, in the case of leasehold improvements and capital lease assets, over the shorter of the estimated useful life or the lease term. Depreciation expense is recorded on a straight-line basis. Depreciation expense is not recorded on Assets held for sale. Gains and losses on disposals are included in Other (income) expense, net in the Consolidated Statements of Operations. Depreciation is based on the following estimated useful lives, as of December 31, 2017:

Range of Useful Lives (1), from:
Buildings	10 years	to	30 years
Machinery and equipment	2 years	to	15 years
Leasehold improvements	2 years	to	10 years
Computer equipment and software	1 year	to	7 years
Assets under capital lease	Shorter of useful life or lease term
Furniture and fixtures	3 years	to	10 years

__________

(1)
The useful lives for certain fixed assets have been reduced in connection with our 2017 U.S. Generic Pharmaceuticals Restructuring Initiative, which is further described in Note 4. Restructuring. The ranges of useful lives above do not include such assets.

Computer Software. The Company capitalizes certain costs incurred in connection with obtaining or developing internal-use software, including external direct costs of material and services, and payroll costs for employees directly involved with the software development. Capitalized software costs are included in Property, plant and equipment, net in the Consolidated Balance Sheets and depreciated beginning when the software project is substantially complete and the asset is ready for its intended use. Costs incurred during the preliminary project stage and post-implementation stage, as well as maintenance and training costs, are expensed as incurred.
Lease Accounting. The Company accounts for operating lease transactions by recording rent expense on a straight-line basis over the expected life of the lease, commencing on the date it gains possession of leased property. The Company includes tenant improvement allowances and rent holidays received from landlords and the effect of any rent escalation clauses as adjustments to straight-line rent expense over the expected life of the lease.
Capital lease transactions are reflected as a liability at the inception of the lease based on the present value of the minimum lease payments or, if lower, the fair value of the property. Assets under capital leases are recorded in Property, plant and equipment, net in the Consolidated Balance Sheets and depreciated in a manner similar to other Property, plant and equipment.
Certain construction projects may be accounted for as direct financing arrangements, whereby the Company records, over the construction period, the full cost of the asset in Property, plant and equipment, net in the Consolidated Balance Sheets. A corresponding liability is also recorded, net of leasehold improvements paid for by the Company, and is amortized over the expected lease term through monthly rental payments using an effective interest method. Assets recorded under direct financing arrangements are depreciated over the lease term.
Finite-Lived Intangible Assets. Our finite-lived intangible assets, which consist of license rights and developed technology, are initially recorded at fair value upon acquisition. There are several methods that can be used to determine fair value. For intangible assets, we typically use the income method. This method starts with our forecast of all of the expected future net cash flows. Revenues are estimated based on relevant market size and growth factors, expected industry trends, individual project life cycles and, if applicable, the life of any estimated period of marketing exclusivity, such as that granted by a patent. The pricing, margins and expense levels of similar products are considered if available. These cash flows are then adjusted to present value by applying an appropriate discount rate that reflects the risk factors associated with the cash flow streams.
To the extent an intangible asset is deemed to have a finite life, it is then amortized over its estimated useful life using either the straight-line method or, in the case of certain developed technology assets, the economic benefit model. The values of these various assets are subject to continuing scientific, medical and marketplace uncertainty. Factors giving rise to our initial estimate of useful lives are subject to change. Significant changes to any of these factors may result in a reduction in the useful life of the asset and an acceleration of related amortization expense, which could cause our operating income, net income and net income per share to decrease. Amortization expense is not recorded on assets held for sale.
License Rights. Our license rights have useful lives ranging from 3 years to 15 years, with a weighted average useful life of approximately 12 years. We determine amortization periods for licenses based on our assessment of various factors including the expected launch date of the product, the strength of the intellectual property protection of the product, contractual terms and various other competitive, developmental and regulatory issues.
Developed Technology. Our developed technology assets have useful lives ranging from 1 year to 20 years, with a weighted average useful life of approximately 11 years. We determine amortization periods and method of amortization for developed technology assets based on our assessment of various factors impacting estimated useful lives and timing and extent of estimated cash flows of the acquired assets including the strength of the intellectual property protection of the product, contractual terms and various other competitive and regulatory issues.
Long-Lived Asset Impairment Testing. Long-lived assets, including property, plant and equipment and finite-lived intangible assets, are assessed for impairment whenever events or changes in circumstances indicate the carrying amounts of the assets may not be recoverable. Recoverability of an asset that will continue to be used in our operations is measured by comparing the carrying amount of the asset to the forecasted undiscounted future cash flows related to the asset. In the event the carrying amount of the asset exceeds its undiscounted future cash flows and the carrying amount is not considered recoverable, impairment may exist. An impairment loss, if any, is measured as the excess of the asset’s carrying amount over its fair value, generally based on a discounted future cash flow method, independent appraisals or preliminary offers from prospective buyers. An impairment loss would be recognized in the Consolidated Statements of Operations in the period that the impairment occurs.
In-Process Research and Development Assets (IPR&D). IPR&D assets are considered indefinite-lived intangible assets. Similar to finite-lived intangible assets, IPR&D assets are initially recorded at fair value. While amortization expense is not initially recorded for IPR&D assets, these assets are subject to impairment reviews. Impairment tests for an IPR&D asset occur at least annually on October 1st of each year, but also whenever events or changes in circumstances indicate that the asset might be impaired. If the fair value of the intangible assets is less than its carrying amount, an impairment loss is recognized for the difference. For those assets that reach commercialization, the assets are reclassified as finite-lived intangible assets and amortized over the expected useful lives.
Goodwill. Acquisitions meeting the definition of business combinations are accounted for using the acquisition method of accounting, which requires that the purchase price be allocated to the net assets acquired at their respective fair values. Any excess of the purchase price over the estimated fair values of the net assets acquired is recorded as goodwill. While amortization expense is not recorded on goodwill, goodwill is subject to impairment reviews. Impairment tests for goodwill occur at least annually on October 1st of each year, but also whenever events or changes in circumstances indicate that the asset might be impaired.
As further described below under the heading “Recent Accounting Pronouncements Adopted or Otherwise Effective as of December 31, 2017,” effective January 1, 2017, we early adopted Accounting Standards Update (ASU) No. 2017-04 “Intangibles - Goodwill and Other (Topic 350): Simplifying the Accounting for Goodwill Impairment” (ASU 2017-04). Subsequent to adoption, we perform our goodwill impairment tests by comparing the fair value of each of our reporting units with the carrying amount. Any goodwill impairment charge we recognize for a reporting unit is equal to the lesser of (i) the total goodwill allocated to that reporting unit and (ii) the amount by which that reporting unit’s carrying amount exceeds its fair value.
Contingencies. The Company is subject to various patent challenges, product liability claims, government investigations and other legal proceedings in the ordinary course of business. Legal fees and other expenses related to litigation are expensed as incurred and included in Selling, general and administrative expenses or Discontinued operations, net of tax in the Consolidated Statements of Operations. Contingent accruals and legal settlements are recorded in the Consolidated Statements of Operations as Litigation-related and other contingencies, net (or Discontinued operations, net in the case of vaginal mesh matters) when the Company determines that a loss is both probable and reasonably estimable. Due to the fact that legal proceedings and other contingencies are inherently unpredictable, our estimates of the probability and amount of any such liabilities involve significant judgment regarding future events. The Company records a receivable from its product liability insurance carriers only when the resolution of any dispute has been reached and realization of the potential claim for recovery is considered probable.
Contingent Consideration. Certain of the Company’s business acquisitions involve the potential for future payment of consideration that is contingent upon the achievement of operational and commercial milestones and royalty payments on future product sales. The fair value of contingent consideration liabilities is determined at the acquisition date using unobservable inputs. These inputs include the estimated amount and timing of projected cash flows, the probability of success (achievement of the contingent event) and the risk-adjusted discount rate used to present value the probability-weighted cash flows. Subsequent to the acquisition date, at each reporting period, the Company remeasures its contingent consideration liability to its current fair value, with changes recorded in earnings. Changes to any of the inputs used in determining fair value may result in a significantly different fair value adjustment.
Share Repurchases. The Company accounts for the repurchase of ordinary shares at par value. Under applicable Irish law, ordinary shares repurchased are retired and not displayed separately as treasury stock. Upon retirement of the ordinary shares, the Company records the difference between the weighted average cost of such ordinary shares and the par value of the ordinary shares as an adjustment to Accumulated deficit in the Consolidated Balance Sheets.
Advertising Costs. Advertising costs are expensed as incurred and included in Selling, general and administrative expenses in the Consolidated Statements of Operations. Advertising costs amounted to $42.0 million, $47.9 million and $57.9 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Cost of Revenues. Cost of revenues includes all costs directly related to bringing both purchased and manufactured products to their final selling destination. Amounts include purchasing and receiving costs, direct and indirect costs to manufacture products including direct materials, direct labor and direct overhead expenses necessary to acquire and convert purchased materials and supplies into finished goods, royalties paid or owed by Endo on certain in-licensed products, inspection costs, depreciation of certain property, plant and equipment, amortization of intangible assets, warehousing costs, freight charges, costs to operate our equipment and other shipping and handling costs, among others.
Share-Based Compensation. The Company grants share-based compensation awards to certain employees and non-employee directors. Generally, the grant-date fair value of each award is recognized as expense over the requisite service period. However, expense recognition differs in the case of certain performance share units where the ultimate payout is performance-based. For these awards, at each reporting period, the Company estimates the ultimate payout and adjusts the cumulative expense based on its estimate and the percent of the requisite service period that has elapsed. Share-based compensation expense is reduced for estimated future forfeitures. These estimates are revised in future periods if actual forfeitures differ from the estimates. Changes in forfeiture estimates impact compensation expense in the period in which the change in estimate occurs. New ordinary shares are generally issued upon the exercise of stock options or vesting of stock awards by employees and non-employee directors.
Foreign Currency. The Company operates in various jurisdictions both inside and outside of the U.S. While the Company’s reporting currency is the U.S. dollar (USD), the Company has concluded that certain of its distinct and separable operations have functional currencies other than the USD. Further, certain of the Company’s operations hold assets and liabilities and recognize income and expenses denominated in various local currencies, which may differ from their functional currencies.
Assets and liabilities are first remeasured from local currency to functional currency, generally using end-of-period exchange rates. Foreign currency income and expenses are generally remeasured using average exchange rates in effect during the year. In the case of nonmonetary assets and liabilities such as inventories, prepaid expenses, property, plant and equipment, goodwill and other intangible assets, and related income statement amounts, such as depreciation expense, historical exchange rates are used for remeasurement. The net effect of remeasurement is included in Other (income) expense, net in the Consolidated Statements of Operations.
As part of the Company’s consolidation process, assets and liabilities of entities with functional currencies other than the USD are translated into USD at end-of-period exchange rates. Income and expenses are translated using average exchange rates in effect during the year. The net effect of translation is included as foreign currency translation, a component of Other comprehensive income (loss). Upon the sale or liquidation of an investment in a foreign operation, the Company records a reclassification adjustment out of Other comprehensive income (loss) for the accumulated amount of currency translation.
Income Taxes. The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company records net deferred tax assets to the extent it believes these assets will more likely than not be realized. In making such a determination, the Company considers all available positive and negative evidence, including projected future taxable income, tax-planning strategies and results of recent operations. In the event that the Company were to determine that it would be able to realize its deferred tax assets in the future in excess of their net recorded amount, the Company would make an adjustment to the deferred tax asset valuation allowance, which would reduce the provision for income tax.
The Company records uncertain tax positions on the basis of a two-step process whereby the Company first determines whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and then measures those tax positions that meet the more-likely-than-not recognition threshold. The Company recognizes the largest amount of tax benefit that is greater than 50% likely to be realized upon ultimate settlement with the tax authority. The Company recognizes interest and penalties related to unrecognized tax benefits within the Income tax expense (benefit) line in the Consolidated Statements of Operations. Accrued interest and penalties are included within the related tax liability line in the Consolidated Balance Sheets.
Comprehensive Income. Comprehensive income or loss includes all changes in equity during a period except those that resulted from investments by or distributions to a company’s shareholders. Other comprehensive income or loss refers to revenues, expenses, gains and losses that are included in comprehensive income, but excluded from net income as these amounts are recorded directly as an adjustment to shareholders’ equity.
Recent Accounting Pronouncements
Recently Issued Accounting Pronouncements Not Yet Adopted at December 31, 2017
In May 2014, the Financial Accounting Standards Board (FASB) issued ASU No. 2014-09, “Revenue from Contracts with Customers” (ASU 2014-09). ASU 2014-09 represents a comprehensive new revenue recognition model that requires a company to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which a company expects to be entitled to receive in exchange for those goods or services. This ASU sets forth a new five-step revenue recognition model which replaces the prior revenue recognition guidance in its entirety and is intended to eliminate numerous industry-specific pieces of revenue recognition guidance that have historically existed. In August 2015, the FASB issued ASU No. 2015-14, “Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date,” which defers the effective date of ASU 2014-09 by one year, but permits companies to adopt one year earlier if they choose (i.e., the original effective date). As such, ASU 2014-09 will be effective for annual and interim reporting periods beginning after December 15, 2017. In March and April 2016, the FASB issued ASU No. 2016-08 “Revenue from Contracts with Customers (Topic 606): Principal versus Agent Consideration (Reporting Revenue Gross versus Net)” and ASU No. 2016-10 “Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing,” respectively, which clarifies the guidance on reporting revenue as a principal versus agent, identifying performance obligations and accounting for intellectual property licenses. In addition, in May 2016, the FASB issued ASU No. 2016-12 “Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients,” which amends certain narrow aspects of Topic 606, and in December 2016, the FASB issued ASU No. 2016-20 “Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers,” which amends certain narrow aspects of Topic 606.
The new revenue recognition standard is effective for the Company on January 1, 2018. The Company is currently finalizing its analysis of the impact of ASU 2014-09 on its consolidated results of operations and financial position. The Company established a cross-functional implementation team consisting of representatives from across its business segments, which has substantially completed a diagnostic assessment of the impact of the standard on its contract portfolio, including review of customer contracts, as well as the Company’s current accounting policies and practices to identify potential differences that would result from applying the requirements of the new standard to its revenue contracts. Based on this assessment, the Company does not expect the impact to be material to its consolidated financial statements. The Company is also finalizing its evaluation of the internal control implications associated with the adoption of the new standard, including the identification and implementation, if necessary, of changes to its business processes, systems and controls to support recognition and disclosure under the new standard.
The majority of the Company’s revenue is generated from product sales and the Company currently does not anticipate a significant impact to revenue related to these arrangements. In certain limited situations, under current GAAP, the Company has deferred revenue for certain product sales because the sales price was not deemed to be fixed or determinable. Under the new standard, the Company will be required to estimate the variable consideration associated with these transactions and record revenue at the point of sale.
The Company also generates revenue from certain less significant transactions, including certain licensing arrangements. The Company has substantially completed its preliminary evaluation of the impact of the new standard on these other transactions and does not anticipate a significant impact on revenue related to these arrangements; however, this analysis is preliminary and remains subject to change.
The two permitted transition methods under the new standard are the full retrospective method, in which case the standard would be applied to each prior reporting period presented and the cumulative effect of applying the standard would be recognized at the earliest period shown, or the modified retrospective method, in which case the cumulative effect of applying the standard would be recognized at the date of initial application. The Company will utilize the modified retrospective method of adoption.
In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842)” (ASU 2016-02). ASU 2016-02 establishes the principles to report transparent and economically neutral information about the assets and liabilities that arise from leases. This guidance requires lessees to recognize the lease assets and lease liabilities that arise from leases in the statement of financial position and to disclose qualitative and quantitative information about lease transactions, such as information about variable lease payments and options to renew and terminate leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company is currently evaluating the impact of ASU 2016-02 on the Company’s consolidated results of operations and financial position.
In May 2017, the FASB issued ASU No. 2017-09 “Compensation - Stock Compensation” (ASU 2017-09). ASU 2017-09 provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting. It is intended to reduce both (1) diversity in practice and (2) cost and complexity when accounting for changes to the terms or conditions of share-based payment awards. ASU 2017-09 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Early adoption is permitted. The Company adopted the new standard on January 1, 2018 and the amendments in this update will be applied prospectively to any award modified on or after the adoption date.
In February 2018, the FASB issued ASU No. 2018-02 “Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income” (ASU 2018-02). ASU 2018-02 allows for a reclassification from accumulated other comprehensive income or loss to retained earnings or accumulated deficit for stranded tax effects resulting from the Tax Cuts and Jobs Act of 2017 (TCJA). ASU 2018-02 also requires certain related disclosures. ASU 2018-02 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2018 and should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the TCJA is recognized. Early adoption is permitted. The Company is currently evaluating the impact of ASU 2018-02.
Recent Accounting Pronouncements Adopted or Otherwise Effective as of December 31, 2017
In July 2015, the FASB issued ASU No. 2015-11, “Simplifying the Measurement of Inventory” (ASU 2015-11). ASU 2015-11 states that an entity should measure inventory at the lower of cost or net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. For public entities, ASU 2015-11 is effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The Company adopted ASU 2015-11 on January 1, 2017 and the adoption did not impact the Company’s consolidated results of operations and financial position.
As discussed above under the heading “Reclassifications,” in March 2016, the FASB issued ASU 2016-09. ASU 2016-09 changes how companies account for certain aspects of share-based payments to employees including: (i) requiring all income tax effects of awards to be recognized in the income statement, rather than in additional paid in capital, when the awards vest or are settled, (ii) eliminating the requirement that excess tax benefits be realized before companies can recognize them, (iii) requiring companies to present excess tax benefits as an operating activity on the statement of cash flows rather than as a financing activity, (iv) increasing the amount an employer can withhold to cover income taxes on awards and still qualify for the exception to liability classification for shares used to satisfy the employer’s statutory income tax withholding obligation, (v) requiring an employer to classify the cash paid to a tax authority when shares are withheld to satisfy its statutory income tax withholding obligation as a financing activity on its statement of cash flows and (vi) electing whether to account for forfeitures of share-based payments by (a) recognizing forfeitures of awards as they occur or (b) estimating the number of awards expected to be forfeited and adjusting the estimate when it is likely to change, as is currently required. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Company adopted the new guidance on January 1, 2017 on a prospective basis, except for the provision requiring companies to present excess tax benefits as an operating activity on the statement of cash flows rather than as a financing activity, which was adopted retrospectively. As a result of the adoption, during the year ended December 31, 2017, the Company did not recognize any tax expense in its Consolidated Statement of Operations that would have been recorded as additional paid-in capital prior to adoption. The table above under the heading “Reclassifications” presents the retrospective effects of the adoption of ASU 2016-09 on the Company’s Consolidated Statements of Cash Flows, which related to the reclassification of excess tax benefits. The adoption of ASU 2016-09 did not impact beginning retained earnings and the Company will continue to estimate forfeitures to determine the amount of compensation cost to be recognized in each period. None of the other provisions in this amended guidance had a significant impact on the Company’s consolidated financial statements.
As discussed above under the heading “Reclassifications,” in August 2016, the FASB issued ASU 2016-15. ASU 2016-15 addresses eight specific cash flow issues with the objective of reducing diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. One of the provisions of ASU 2016-15 is that cash outflows for debt prepayment or debt extinguishment costs should be classified as cash outflows for financing activities, rather than operating activities. ASU 2016-15 is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted in any interim or annual period, but all of ASU 2016-15 must be adopted in the same period. All updates should be applied using a retrospective transition method. The Company early adopted ASU 2016-15 on December 31, 2017. The table above under the heading “Reclassifications” presents the retrospective effects of the adoption of ASU 2016-15 on the Company’s Consolidated Statements of Cash Flows, which related to the reclassification of cash outflows for debt prepayment costs.
In October 2016, the FASB issued ASU No. 2016-16 “Intra-Entity Transfers of Assets Other Than Inventory” (ASU 2016-16). ASU 2016-16 states that an entity should recognize the income tax consequences when an intra-entity transfer of an asset other than inventory occurs. ASU 2016-16 is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Early adoption is permitted as long as it is adopted in the first interim period of a fiscal year beginning after December 15, 2016. The Company early adopted ASU 2016-16 on January 1, 2017, resulting in the elimination of previously recorded deferred charges that were established in 2016. Specifically, the Company eliminated a $24.1 million current deferred charge and a $348.8 million non-current deferred charge that were reflected in our Consolidated Balance Sheet at December 31, 2016 as Prepaid expenses and other current assets and Other assets, respectively. The eliminations of these deferred charges were recorded as adjustments to retained earnings as of January 1, 2017. On adoption, the Company also recorded net deferred tax assets, primarily related to certain intangible assets and tax deductible goodwill, of $479.7 million, fully offset by a corresponding valuation allowance.
As discussed above under the heading “Reclassifications,” in November 2016, the FASB issued ASU 2016-18. ASU 2016-18 states that a statement of cash flows should explain the change during the period in the total of cash, cash equivalents and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period, and all updates should be applied using a retrospective transition method. The Company early adopted ASU 2016-18 on December 31, 2017. The table above under the heading “Reclassifications” presents the retrospective effects of the adoption of ASU 2016-18 on the Company’s Consolidated Statements of Cash Flows.
In January 2017, the FASB issued ASU No. 2017-01 “Business Combinations (Topic 805) - Clarifying the Definition of a Business” (ASU 2017-01). ASU 2017-01 clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments in this update provide a screen to determine when an integrated set of assets and activities (collectively referred to as a “set”), is not a business. The screen requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the set is not a business. This screen reduces the number of transactions that need to be further evaluated. ASU 2017-01 is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. The amendments in this update should be applied prospectively on or after the effective date. Early application of the amendments in this update is allowed. The Company early adopted this new standard on January 1, 2017.
In January 2017, the FASB issued ASU 2017-04. ASU 2017-04 simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test. In computing the implied fair value of goodwill under Step 2, an entity had to perform procedures to determine the fair value at the impairment testing date of its assets and liabilities (including unrecognized assets and liabilities) following the procedure that would be required in determining the fair value of assets acquired and liabilities assumed in a business combination. Instead, under ASU 2017-04, an entity should perform its annual or interim goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. Additionally, an entity should consider the income tax effects of any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. ASU 2017-04 is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019 and an entity should apply the amendments of ASU 2017-04 on a prospective basis. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company early adopted this standard on January 1, 2017. Refer to Note 10. Goodwill and Other Intangibles for a description of goodwill impairment charges taken during the year ended December 31, 2017.